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                                                               EXHIBIT EX-10.3

                          TRANSAMERICA CORPORATION
                    NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of this 1st day of March, 1994, between TRANSAMERICA CORPORATION, a Delaware corporation (the "Company") and _______________________________________ (the "Employee").

                            W I T N E S S E T H :

     WHEREAS, the Company has adopted The 1985 Stock Option and Award Plan of Transamerica Corporation (the "Plan"), providing for the granting of certain stock options to key employees of the Company and its Affiliates, which options ("non-qualified stock options") are not intended to be incentive stock options within the meaning of section 422A, or successor provisions, of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase shares of the common stock of the Company (the "Common Stock"); and

     WHEREAS, the Management Development and Compensation Committee (the "Committee"), which is responsible for administration of the Plan, has authorized the granting of an option to the Employee on the date of this Agreement, thereby allowing the Employee to acquire a proprietary interest in the Company in order that said Employee will have a further incentive for remaining with and increasing his or her efforts on behalf of the Company or one of its Affiliates; and

     WHEREAS, this Agreement is prepared in conjunction with and under the terms of the Plan; although all of the terms of the Plan and the definitions used in the Plan have not been set forth herein, such terms and definitions are incorporated herein and made a part hereof by reference; the provisions of the Plan shall govern any interpretation of this Agreement; and

     WHEREAS, the Employee has accepted the grant of stock options hereunder and agreed to the terms and conditions hereinafter stated;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Company hereby grants to the Employee under the non-qualified stock option provisions of the Plan, as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, a non-qualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of ____________ shares of authorized but unissued or reacquired shares of the Common Stock, at the purchase price set forth in paragraph 2 of this Agreement. The option granted hereby is not intended to be an Incentive Stock Option within the meaning of Section 422A of the Code.

     2. The purchase price per share (the "Option Price") shall be $50.94, which is the fair market value per share of the Common Stock on the date of this Agreement. The Option Price shall be payable in the legal tender of the United States or, in the discretion of the Committee, in shares of the Common Stock of the Company or in a combination of such legal tender and such shares.

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    3.   The number and class of shares specified in paragraph 1 above, and/or the Option Price, are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, the option granted hereunder (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to the option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause the option granted hereunder to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that the Employee shall in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise the option in whole or part, without regard to the provisions of paragraph 4 or 5 of this Agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     4. The option may not be exercised as to any shares unless and until the Employee remains in the employ of the Company and/or an Affiliate, for a period of at least twelve (12) months after the date of this Agreement. In the event of termination of the Employee's employment for any reason whatever within this twelve (12) month period, the Employee's option shall terminate and all rights hereunder shall cease.

     5. Except as otherwise provided in this Agreement, the right to exercise the option awarded by this Agreement shall accrue as to 25% of the shares subject to such option on the first anniversary date of the date of this Agreement and as to an additional 25% on each succeeding anniversary date, until the right to exercise this option shall have accrued with respect to 100% of the shares subject to such option.

     Immediately upon the occurrence of a Change in Control of the Company as defined from time to time in the Plan, or in the event of the liquidation or dissolution of the Company, the right to exercise the option awarded by this Agreement shall accrue to 100% of the shares subject to such options, notwithstanding the provisions of the foregoing paragraph or paragraph 4 of this Agreement.

     6. In the event of the Employee's termination of Employment for any reason except Retirement, Total Disability or death, the Employee may, within three (3) months after the date of such termination or within ten (10) years from the date of this Agreement, whichever shall first occur, exercise the option to the extent the right to exercise the option had accrued as of the date of such termination. In the event of the Employees's Retirement or Termination of Employment by reason of his or her Total Disability, the Employee may, within three (3) years after the date of such Termination of Employment or within ten (10) years from the date of this Agreement, whichever shall first occur, exercise the option to the extent the Employee could have exercised the option on the date of such termination. In the event the Employee shall die within such three (3) month period or such three (3) year


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period, whichever is applicable, or shall die while in the employ of the
Company or an Affiliate, the option may be exercised by the Employee's transferee, as hereinafter provided, to the same extent the right to exercise the option had accrued immediately prior to his or her death, for a period of one (1) year after the date of the Employee's death.

     7. The option shall be exercisable during the Employee's lifetime only by the Employee. The option shall be non-transferable by the Employee otherwise than by will or the applicable laws of descent and distribution.

     8. To the extent exercisable after the Employee's death, the option shall be exercised only by the Employee's transferee who shall be the person or persons entitled to the option under the Employee's will, or if the Employee shall fail to make testamentary disposition of the option, his or her legal representative. Any transferee exercising the option must furnish the Company (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of the option and compliance with any laws or regulations pertaining to said transfer, and (c) written acceptance of the terms and conditions of the option as prescribed in this Agreement.

     9. The option may be exercised by the person then entitled to do so as to any shares which may then be purchased (a) by giving written notice of exercise to the Company, specifying the number of full shares to be purchased and accompanied by full payment of the purchase price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. At the absolute discretion of the Committee, the person entitled to exercise the option may elect to satisfy the income tax withholding requirement described in subparagraph (a) above by having the Company withhold shares of Common Stock or by delivering to the Company already-owned shares of Common Stock. No partial exercise of this option may be for less than ten (10) share lots or multiples thereof.

     10. The Committee, in its absolute discretion, may elect (in lieu of accepting the exercise price tendered for, and delivering, all or a portion of the shares of Common Stock as to which the option has been exercised) if the fair market value of the Common Stock exceeds the exercise price of the option (the "Appreciation Value") to pay the Employee in cash or in shares of the Common Stock, or a combination of cash and Common Stock, an amount equal to the Appreciation Value. The Committee's election pursuant to this paragraph 10 shall be made by giving written notice to the Employee (or other person exercising the option). The Committee may not permit an Employee who is subject to Section 16(b) of the Securities Exchange Act of 1934 to receive a cash payment equal to all or any portion of the Appreciation Value unless the option is exercised during a ten-day "window" period defined in Rule 16b-3(e) under such Act. If the Employee is subject to such section and exercises the option awarded by this Agreement during such a "window" period, for purposes of this paragraph 10 the Fair Market Value of the Company's Common Stock on the exercise date shall be deemed to equal that value determined by the Committee in its discretion which is not less than the lowest fair market



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value, nor more than the highest fair market value, of a share of the
Company's Common Stock on any day during the ten-day "window" period including the exercise date. Shares of the Company's Common Stock paid pursuant to this paragraph will be valued at their Fair Market Value on the exercise date.

     11. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares covered by the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of shares hereunder, the option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

     12. Neither the Employee nor any person claiming under or through said Employee shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Employee.

     13. The Employee agrees to remain in the employ of the Company and/or an Affiliate for at least one (1) year after the date of this Agreement. Subject to any written, express employment contract with the Employee, nothing in this Agreement or the Plan shall confer upon the Employee any right to continue to be employed by the Company or the Affiliate or shall interfere with or restrict in any way the rights of the Company or the Affiliate, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Affiliate. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company, or the Affiliate employing the Employee, as the case may be, shall not be deemed a Termination of Employment for the purposes of this Agreement.

     14. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 600 Montgomery Street, San Francisco, California 94111, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath the Employee's signature hereto, or at such other address as the Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

     15.  Except as provided in paragraph 17, nothing herein contained shall





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affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company or any Affiliate.

     16. Except as otherwise herein provided, the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

     17. Notwithstanding any other provision of this Agreement except the third sentence of paragraph 6 hereof relating to the death of the Employee (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the expiration of ten (10) years from the date of this Agreement. In no event is this option exercisable after the expiration of eleven (11) years from the date of this Agreement.

     Notwithstanding any other provision of this Agreement, effective as of April 1, 1989, in the event that the Employee receives a hardship withdrawal from his or her pre-tax account under the Transamerica Corporation Employees Stock Savings Plan (the "SSP"), this option may not be exercised during the twelve (12) month period following the receipt of such withdrawal, unless the Committee determines that (a) such exercise (or a particular manner of exercise) would be consistent with the requirements of Treasury Regulation section 1.401(k)-1(d)(2)(iii)(B), as amended from time to time (the "safe harbor" rule for determining an employee's financial need for a hardship withdrawal), or (b) under the circumstances then prevailing, satisfaction of the requirements of said "safe harbor" rule no longer is necessary to assure the continued tax qualification of the SSP.

     18. Subject to the limitation on the transferability of the option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     19. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

     20. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee




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shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

     21. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

     22. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein, and that he or she is executing this Agreement voluntarily, free of any duress or coercion. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, the day and year first above written.


                                  TRANSAMERICA CORPORATION




                                  By _________________________________




____________________________________
Employee Signature


____________________________________
Print Name



____________________________________
Address


____________________________________



____________________________________
Social Security Number




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